UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2026

OpenWorld, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida	32746

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 736-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OPNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Introductory Note

As previously disclosed, on October 16, 2026, OpenWorld, Inc., a Nevada corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kim & Associates Advisory., Inc., Patrick Kim, Ryan Yue, and Sungmeen Hong (each a “Seller” and collectively the “Sellers”), Blocksight Holdings Co., a Delaware corporation (“Legacy Blocksight), and OpenWorld Subco (US) Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”).

On October 27, 2026, in accordance with the terms of the Merger Agreement, among other things, Merger Sub merged with and into Legacy Blocksight, with Legacy Blocksight becoming a wholly owned subsidiary of the Company (the “Merger”). The surviving corporation and wholly owned subsidiary of the Company after the Merger is referred to herein as “Blocksight”. The Merger closed and became effective at 1:29 p.m., Eastern Time, on October 27, 2026 (the “Effective Time”). At the closing of the Merger, the Sellers delivered to the Company, among other things, (i) the Company’s offers of employment and standard form of employee agreements and the Company’s standard confidentiality, ownership of inventions agreements and non-solicitation agreements (the “Employment Offer Letters”) executed by each of Mr. Kim and Mr. Hong and each other employee of Legacy Blocksight and its subsidiary Blocksight LLC; and (ii) a restricted share subscription agreement executed by each Seller, as described below.

At the Effective Time: (i) shares of common stock of Legacy Blocksight (the “Shares”) owned by the Company, Merger Sub, or Legacy Blocksight, or any of their respective direct or indirect wholly owned subsidiaries was automatically cancelled and retired; (ii) each Share issued and outstanding immediately prior to the Effective Time was converted into the right to receive its pro rata share of the Stock Consideration, as defined below; (iii) each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time was converted into and became one newly issued, fully paid and non-assessable share of common stock of Blocksight; (iv) all Shares outstanding immediately prior to the Effective Time were automatically cancelled and retired, and each holder of a certificate formerly representing any Shares no longer have any rights as a stockholder of Legacy Blocksight; and (v) the Stock Consideration paid in accordance with the Merger Agreement was deemed to have been paid or payable in full satisfaction of all rights pertaining to the Shares.

Pursuant to the Merger Agreement, the aggregate purchase price for the Shares was 641,924 shares of the Company’s common stock (the “Stock Consideration”), equal to 4% of the Company’s fully diluted capitalization effective immediately following the previously completed merger between the Company (f/k/a VerifyMe, Inc.) and Open World Ltd.

At the closing of the Merger, the Company delivered to the Sellers, among other things, (i) evidence of the issuance of the Stock Consideration; (ii) the Employment Offer Letters executed by the Company and/or one of its subsidiaries; (iii) the restricted share subscription agreements executed by the Company; and (iv) a Payoff and Satisfaction Acknowledgement executed by OpenWorld Ltd. confirming all amounts owed by Legacy Blocksight to OpenWorld Ltd. pursuant to a Loan Deed dated January 16, 2026 and amended July 9, 2026, including all principal and accrued interest, which was deemed repaid, discharged and satisfied in full.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 1.01	Entry into a Material Definitive Agreement.

Restricted Share Subscription Agreements

As previously disclosed, in connection with the Merger Agreement, the Company entered into a restricted share subscription agreement with each Seller (collectively the “Restricted Share Subscription Agreements”). The Restricted Share Subscription Agreements became effective at the closing of the Merger on October 27, 2026, pursuant to which the Company issued to the Sellers 641,924 shares of common stock, of which 275,110 share of common stock (the "Restricted Stock Consideration") are subject to certain vesting restrictions, with 6.6667% of the Restricted Stock Consideration to be issued to each Seller vesting monthly starting on the 22 month anniversary of the closing of the Merger and continuing until the 36 month anniversary of the closing of the merger, subject to the continued employment of such Seller (or, in the case of Kim & Associates Advisory Inc., the continued employment of Mr. Kim) by Blocksight (or by the Company or its affiliates) as of the applicable vesting date, unless such Seller is terminated by Blocksight or the Company without Cause (as defined in the applicable Employment Offer Letter), provided, however, that the Restricted Stock Consideration to be issued to Mr. Yue will not be subject to any repurchase option in favor of the Company.

The foregoing description of the Restricted Share Subscription Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the form of Restricted Share Subscription Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Patrick Kim Employment Letter

As previously disclosed, in connection with the Merger Agreement, the Company was to cause Blocksight to enter into an Employment Offer Letter with Patrick Kim (the “Kim Employment Letter”), which became effective at the closing of the Merger on October 27, 2026, pursuant to which Mr. Kim will serve as Blocksight’s Chief Executive Officer. Mr. Kim’s base salary will be $20,833.33 per month, equivalent to approximately $250,000 annually. In addition to the base salary, Mr. Kim is entitled to receive the following cash payments under the Kim Employment Agreement: (i) a one-time signing bonus of $357,350, payable at a time agreed upon by Mr. Kim and Blocksight, provided that Blocksight and the Company are required to use commercially reasonable efforts to make the payment as soon as practicable after the effective date of the Kim Employment Letter (the “Kim Effective Date”) and, in any event, no later than 60 days after the Kim Effective Date, subject to an absolute outside payment deadline of 90 days after the Kim Effective Date; (ii) a bonus of $357,350 payable on the six-month anniversary of the Kim Effective Date (subject to any adjustments pursuant to the Merger Agreement); and a bonus of $357,350 payable on the twelve-month anniversary of the Kim Effective Date (subject to any adjustment pursuant to the Merger Agreement). These bonus payments will not be contingent upon Mr. Kim’s continued employment. The signing bonus payment obligation is absolute and unconditional and will not be contingent upon the occurrence, timing or amount of proceeds from any at-the-market equity offering, committed equity facility or other equity or debt financing of the Company.

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Subject to Mr. Kim’s continued employment with Blocksight through the applicable payment date, Mr. Kim will also be entitled to receive: (i) a retention bonus of $536,025 payable on the twenty-four-month anniversary of the Kim Effective Date; and (ii) a retention bonus of $536,025 payable on the thirty-six-month anniversary of the Kim Employment Effective Date.

Mr. Kim’s employment will be at-will, and Mr. Kim will be eligible to participate in employee benefit plans made available by Blocksight, the Company, or their respective affiliates to similarly situated full-time employees, subject to the terms of the applicable plans. He will also be eligible for paid time off, vacation, and paid sick leave in accordance with applicable law.

Under the Kim Employment Letter, the Company will agree to irrevocably, absolutely, and unconditionally guaranty to Mr. Kim the prompt, full, and complete payment and performance by Blocksight of all compensation, signing bonuses, non-contingent cash installments, retention bonuses, severance, acceleration, and other obligations arising under or relating to the Kim Employment Letter, as and when the same become due and payable.

The foregoing description of the Kim Employment Letter does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Kim Employment Letter, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Sungmeen Hong Employment Letter

As previously disclosed, in connection with the Merger Agreement, the Company was to cause Blocksight to enter into an Employment Offer Letter with Mr. Hong (the “Hong Employment Letter”), which became effective at the closing of the Merger on October 27, 2026, pursuant to which Mr. Hong will serve as Blocksight’s Chief Product Officer. Mr. Hong’s base salary will be $29,166.67 per month, equivalent to approximately $350,000 annually. In addition to the base salary, Mr. Kim will be entitled to receive the following cash payments under the Hong Employment Agreement: (i) a one-time signing bonus of $142,650, payable at a time agreed upon by Mr. Hong and Blocksight, provided that Blocksight and the Company are required to use commercially reasonable efforts to make the payment as soon as practicable after the effective date of the Hong Employment Letter (the “Hong Effective Date”) and, in any event, no later than 60 days after the Hong Effective Date, subject to an absolute outside payment deadline of 90 days after the Hong Effective Date; (ii) a bonus of $142,650 payable on the six-month anniversary of the Hong Effective Date (subject to any adjustments pursuant to the Merger Agreement); and a bonus of $142,650 payable on the twelve-month anniversary of the Hong Effective Date (subject to any adjustment pursuant to the Merger Agreement). These bonus payments will not be contingent upon Mr. Hong’s continued employment. The signing bonus payment obligation is absolute and unconditional and will not be contingent upon the occurrence, timing or amount of proceeds from any at-the-market equity offering, committed equity facility or other equity or debt financing of the Company.

Subject to Mr. Hong’s continued employment with Blocksight through the applicable payment date, Mr. Hong will also be entitled to receive: (i) a retention bonus of $213,975 payable on the twenty-four-month anniversary of the Hong Effective Date; and (ii) a retention bonus of $213,975 payable on the thirty-six-month anniversary of the Hong Employment Effective Date.

Mr. Hong’s employment will be at-will, and Mr. Hong will be eligible to participate in employee benefit plans made available by Blocksight, the Company, or their respective affiliates to similarly situated full-time employees, subject to the terms of the applicable plans. He will also be eligible for paid time off, vacation, and paid sick leave in accordance with applicable law.

Under the Hong Employment Letter, the Company will agree to irrevocably, absolutely, and unconditionally guaranty to Mr. Hong the prompt, full, and complete payment and performance by Blocksight of all compensation, signing bonuses, non-contingent cash installments, retention bonuses, severance, acceleration, and other obligations arising under or relating to the Hong Employment Letter, as and when the same become due and payable.

The foregoing description of the Hong Employment Letter does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Hong Employment Letter, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

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Important Statement Regarding the Merger Agreement

The Merger Agreement and the agreements and forms of agreements contemplated thereunder have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company and Merger Sub, on the one hand, and by Legacy Blocksight on the other hand, made solely for the benefit of the other. The Company’s stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions of those provisions, as characterizations of the actual state of facts or conditions of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules delivered by each party in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company and Merger Sub, on the one hand, and Legacy Blocksight and the Sellers, on the other hand. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company, Merger Sub, Legacy Blocksight or the Sellers at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Registered Direct Offering

On October 29, 2026, the Company entered into a placement agency agreement (the “Placement Agreement”) with Maxim Group LLC (the “Placement Agent”) pursuant to which the Placement Agent agreed to serve as the sole placement agent, on a “reasonable best efforts” basis, in connection with the registered direct public offering (the “Offering”) of 1,494,084 shares (“Shares”) of common stock, par value $0.001 per share (“Common Stock”), 1,023,901 shares of Common Stock underlying pre-funded warrants in lieu of shares of common stock (the “Pre-Funded Warrants”), together with Series A common stock purchase warrants (“Series A Warrants”) to purchase up to an aggregate of 2,517,985 shares of common stock, and Series B common stock purchase warrants (the “Series B Warrants”, together with the Series A Warrants the “Common Warrants” and collectively with the Pre-Funded Warrants, the “Warrants”) to purchase up to an aggregate of 2,517,985 shares of common stock, in a registered direct offering priced at-the-market under Nasdaq rules. Also on October 29, 2026, in connection with the Offering, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional investor (the “Purchaser”).

The Company expects to receive gross proceeds from the Offering, before deducting placement agent fees and other estimated offering expenses payable by the Company, of approximately $3.5 million.

The Offering is expected to close on or about October 30, 2026, subject to satisfaction of customary closing conditions.

The Offering of the Shares and the Warrants (and the shares of Common Stock issuable upon the exercise of the Warrants) is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-284562), as amend which was declared effective by the Securities and Exchange Commission (the “SEC” or the “Commission”) on February 3, 2025 and a prospectus supplement that the Company plans to file with the Commission relating to such securities.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing.

In connection with this Offering, the Company and each of its executive officers and directors have agreed to enter into a lock-up agreement (the “Lock-Up Agreement”), subject to certain exceptions set forth in the Lock-Up Agreement, not to offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, encumber, assign, borrow or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock, for a period commencing on the date of the Lock-Up Agreement and ending 45 days from the date the Offering is completed without the prior written consent of the Placement Agent.

Pursuant to the Placement Agreement, the Company has agreed to pay the Placement Agent a cash placement fee equal to 7% of the aggregate gross proceeds raised in the Offering from sales arranged for by the Placement Agent. Subject to certain conditions, the Company has also agreed to reimburse certain expenses of the Placement Agent in connection with the Offering, including but not limited to legal fees, up to a maximum of $75,000.

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The Placement Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. We have agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and liabilities arising from breaches of representations and warranties contained in the Placement Agreement, or to contribute to payments that the Placement Agent may be required to make in respect of those liabilities. The Company has agreed not to effect any issuance of Common Stock or securities convertible into Common Stock involving a Variable Rate Transaction, as defined in the Securities Purchase Agreement, for a period commencing on the date of the Placement Agreement until 180 days following the closing of the Offering, except after 45 days the Company may enter into an at-the-market sales agreement with the Placement Agent.

The Pre-Funded Warrants have an exercise price of $0.0001 per share and are immediately exercisable and can be exercised at any time after their original issuance until such Pre-Funded Warrants are exercised in full. Each Share, and accompanying Common Warrants, is being sold at an offering price of $1.39 and each Pre-Funded Warrant, and accompanying Common Warrants, is being sold at an offering price of $1.3899 (equal to the purchase price per Share minus the exercise price of the Pre-Funded Warrant). Furthermore, the Series A Warrants will have an exercise price of $1.53 per share, will be subject to shareholder approval, and will expire five years from the date of shareholder approval. The Series B Warrants will have an exercise price of $1.39 per share, will be subject to shareholder approval, and will expire eighteen months from the date of shareholder approval. The Series B Warrants will be callable by the Company, subject to certain conditions, if the trading price of the Common Stock exceeds 400% of the exercise price and the average daily dollar trading volume of the Common Stock exceeds $1.0 million over a period of ten consecutive trading days. Upon a call, any portion of the Series B Warrants not exercised within ten trading days following the holder's receipt of the call notice will be cancelled.

In the event of any fundamental transaction, as described in the Pre-Funded Warrants and the Common Warrants and generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of the shares of Common Stock, subject to certain exceptions, then upon any subsequent exercise of a Common Warrant, the holder will have the right to receive as alternative consideration, for each share of Common Stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of shares of Common Stock of the successor or acquiring corporation of the Company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of Common Stock for which the Common Warrant is exercisable immediately prior to such event. Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the Common Warrants have the right to require the Company or a successor entity to purchase the Common Warrants for cash in the amount of the Black Scholes Value (as defined in the Common Warrants) of the unexercised portion of the Common Warrants concurrently with or within 30 days following the consummation of a fundamental transaction. However, in the event of a fundamental transaction which is not in the Company’s control or in which the consideration payable consists of equity securities of a successor entity that is quoted or listed on a nationally recognized securities exchange, the holders of the Common Warrants will only be entitled to receive from the Company or its successor entity, as of the date of consummation of such fundamental transaction the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Common Warrants that is being offered and paid to the holders of Common Stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of Common Stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction.

The foregoing descriptions of the terms and conditions of the Placement Agreement, the Purchase Agreement and the forms of the Lock-Up Agreement, the Pre-Funded Warrant, the Series A Warrant and Series B Warrants are qualified in their entirety by reference to the full text of such documents, which are attached to this Current Report on Form 8-K as Exhibits 10.4, 10.5, 10.6, 4.1, 4.2, and 4.3, respectively, and are incorporated herein by reference in their entirety.

The Company notes that the representations, warranties and covenants made by the Company in any agreement that is incorporated by reference herein were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 26, 2026, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC ("Nasdaq") notifying the Company that, as a result of the resignation of Scott Greenberg from the Board of Directors of the Company (the "Board") and the Audit Committee of the Board (the "Audit Committee") on October 15, 2026, as previously disclosed, the Company is not in compliance with Nasdaq's audit committee requirements as set forth in Nasdaq Listing Rules 5605(c)(2)(A), which among other items require, that the audit committee consist of at least three members meeting such independence criteria.

Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company intends to rely on the cure period to reestablish compliance with Nasdaq Listing Rule 5605(c)(2)(A). Consistent with Nasdaq Listing Rule 5605(c)(4), the Company has been provided a cure period to regain compliance with Nasdaq Listing Rules 5605(c)(2)(A), until the earlier of the Company's next annual shareholders' meeting, or October 15, 2027; provided, however, that if the Company's next annual meeting of shareholders is held before April 13, 2027, the Company must evidence compliance no later than April 13, 2027. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company intends to rely on the cure period to reestablish compliance with Nasdaq Listing Rule 5605(c)(2)(A). The letter has no immediate effect on the listing or trading of the Company's common stock on Nasdaq.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in the “Introductory Note” and Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02 to the extent required.

The Stock Consideration issued pursuant to the Merger Agreement, was issued pursuant to an exemption from registration including Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of the press release issued by the Company on October 29, 2026 announcing the Offering and closing of the Merger.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as expressly set forth by specific reference in such a filing.

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Cautionary Note regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “shall,” “should,” “intend,” and other words of similar meaning. Examples of forward-looking statements include, among others, statements regarding the Company’s compliance with the Nasdaq Listing Rules, the closing and effectiveness of the Offering, the issuance of Shares, and the timing and effectiveness of the Offering documents. Each forward-looking statement contained in this Current Report on Form 8-K (and the associated exhibits attached hereto) is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the transactions discussed in this Current Report or could otherwise cause the transaction to fail to close; (2) the institution or outcome of any legal proceedings that may be instituted against the Company or Legacy Blocksight following the announcement of the closing of the Merger Agreement and the transactions contemplated therein; (3) the inability of the parties to complete the proposed Offering or satisfy other conditions to closing of the Offering; (4) the risk that the closing of the Merger or Offering disrupts current plans and operations as a result of the announcement and consummation of the Merger or Offering; (5) the ability to recognize the anticipated benefits of the proposed Offering and Merger; (6) costs related to the Offering; (7) changes in applicable laws or regulations; and (8) the risks and uncertainties identified under the headings “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2025, and “Item 1A. Risk Factors” in the Company’s subsequently filed Quarterly Reports on Form 10-Q, as well as other information the Company has or may file with the SEC.

We caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K (and the associated exhibits attached hereto). You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements except as required by applicable law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should consider these risks and uncertainties. We do not give any assurance that the Company will achieve its expectations by the transactions contemplated in the Merger Agreement or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated October 16, 2026, by and among OpenWorld, Inc. and Blocksight Holdings Co. (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 19, 2026)
4.1	Form of Pre-Funded Warrant.
4.2	Form of Series A Warrant.
4.3	Form of Series B Warrant.
10.1*	Form of Restricted Share Subscription Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 19, 2026)
10.2*	Employment Letter, dated October 27, 2026, between Blocksight Holdings Co. and Patrick Kim
10.3*	Employment Letter, dated October 27, 2026, between Blocksight Holdings Co. and Sungmeen Hong
10.4	Placement Agency Agreement by and between OpenWorld, Inc. and Maxim Group LLC, dated October 29, 2026.
10.5*	Securities Purchase Agreement, dated October 29, 2026, by and between OpenWorld, Inc. and the parties thereto
10.6	Form of Lock-Up Agreement
99.1	Press Release dated October 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission or its staff upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenWorld, Inc.

Date: October 30, 2026	/s/ Gerard Hernandez
	Name:	Gerard Hernandez
	Title:	Chief Financial Officer